SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Rule 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 14, 2018

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38068	47-2569713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 540, 1385 West 8th Avenue, Vancouver, British Columbia, Canada		V6H 3V9
(Address of principal executive offices)		(Zip Code)

(604) 678-1388

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On March 14, 2018, Zymeworks Inc. (the “Company”) issued a press release announcing its financial results for the fiscal year ended December 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 8.01	OTHER EVENTS

The following information is filed pursuant to Item 8.01, “Other Events.”

On March 14, 2018, the Company announced that ZW49 is the first product candidate selected for clinical development utilizing technology from the Company’s 2016 acquisition of Kairos Therapeutics Inc. and its antibody-drug conjugate platform. The Company will advance ZW49 in lieu of its predecessor product candidate, ZW33. A copy of the press release announcing the Company’s decision to advance ZW49 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of financial results issued by Zymeworks Inc. on March 14, 2018

99.2	Press Release issued by Zymeworks Inc. on March 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: March 14, 2018	By:	/s/ Neil Klompas
	Name: Title:	Neil Klompas Chief Financial Officer